UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2014

Seven Seas Cruises S. DE R.L.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama	333-178244	75-3262685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8300 NW 33rd Street, Suite 100

Miami, FL 33122

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (305) 514-2300

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 3, 2014, NCL Corporation Ltd. (“NCLC”), an exempted company incorporated in Bermuda and a direct, wholly owned subsidiary of Norwegian Cruise Line Holdings Ltd. (“Norwegian”), an exempted company incorporated in Bermuda, announced its intent to offer, through a private placement, $680 million aggregate principal amount of senior notes due 2019 (the “Notes”). NCLC expects to use a portion of the proceeds from the offering to fund Norwegian’s proposed acquisition (the “Acquisition”) of Prestige Cruises International, Inc. (“Prestige”), a corporation organized under the Laws of the Republic of Panama and the indirect parent of Seven Seas Cruises S. de R.L. (the “Company”), a corporation organized under the Laws of the Republic of Panama, pursuant to that certain Agreement and Plan of Merger, dated September 2, 2014 (as amended on October 6, 2014, the “Merger Agreement”), among Norwegian, Portland Merger Sub, Inc., a corporation organized under the Laws of the Republic of Panama, and Apollo Management, L.P. The offering is subject to market and other conditions, and may not occur as described or at all.

In connection with the proposed offering of the Notes, NCLC is providing potential investors with (a) certain Prestige operating and financial information as of and for the period ended September 30, 2014 and (b) certain pro forma financial information, which are attached to this report as Exhibits 99.1 and 99.2, respectively. The Company is a subsidiary of Prestige and is not reported as a separate segment in Prestige’s financial statements. Prestige’s results as of and for the nine-months ended September 30, 2014 include the Company in Prestige’s consolidated financial statements, but Prestige’s financial information should not be viewed as a substitute for stand-alone financial statements of the Company. Similarly, the unaudited pro forma financial information reflects the combination of NCLC and Prestige as described therein and while they are based in part on the historical financial results of the Company, such pro forma financial information should not be read as indicative of the results of the Company on a stand-alone basis. The unaudited pro forma financial information also reflects the planned redemption of the Company’s 9.125% Second-Priority Senior Secured Notes due 2019 (the “Regent Notes”). The redemption of the Regent Notes is subject to the closing of the Acquisition, and may not occur.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Certain statements in this Current Report on Form 8-K and the exhibits hereto constitute, and certain oral statements made from time to time by our representatives may constitute, forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, including, without limitation, those regarding Norwegian’s and Prestige’s business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives following the Acquisition), are forward-looking statements. Many, but not all of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to:

•	the effects of costs incurred in connection with the Acquisition and the related transactions, including the offering of the Notes (the “Transactions”);
•	the debt incurred or assumed in connection with the Transactions and the integration of the Prestige business;
•	the combined companies’ ability to realize the anticipated benefits of the Transactions;
•	the possibility that the combined companies’ operating results may differ from the pro forma information presented in this filing;
•	general guest uncertainty related to the Transactions;

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•	the adverse impact of general economic conditions and related factors, such as fluctuating or increasing levels of unemployment, underemployment and fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;
•	changes in cruise capacity, as well as capacity changes in the overall vacation industry;
•	intense competition from other cruise companies, as well as non-cruise vacation alternatives, which could affect the combined companies’ ability to compete effectively;
•	the combined companies’ substantial indebtedness, including the ability to generate the necessary amount of cash to service such indebtedness;
•	negative publicity surrounding the cruise industry;
•	changes in fuel prices and/or other cruise operating costs;
•	the risks associated with operating internationally, including changes in interest rates and/or foreign currency rates;
•	the continued borrowing availability under credit facilities and compliance with its financial covenants;
•	the impact of volatility and disruptions in the global credit and financial markets, including counterparty credit risks; and
•	the control of Norwegian’s business by its controlling stockholders.

The above examples are not exhaustive and new risks emerge from time to time. These forward-looking statements are based on current beliefs, assumptions, expectations, estimates and projections regarding present and future business strategies and the future environment. These forward-looking statements speak only as of the date made. Except as required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Operating and financial information regarding Prestige as of and for the period ended September 30, 2014
99.2	Pro forma financial information

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN SEAS CRUISES S. DE R.L.

	By:	/s/ Jason M. Montague
Jason M. Montague, Executive Vice President and
Date: November 3, 2014		Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Operating and financial information regarding Prestige as of and for the period ended September 30, 2014
99.2	Pro forma financial information

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